UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22016

Exact name of registrant as specified in charter:	Aberdeen Global Premier Properties Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

Managed Distribution Policy (unaudited)

The Board of Trustees of the Aberdeen Global Premier Properties Fund (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.04 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended, (the “1940 Act”) the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2019 through the distributions declared on May 11, 2020 and June 9, 2020 consisted of 38% net investment income, and 62% tax return of capital.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Global Premier Properties Fund

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Premier Properties Fund (the “Fund”) for the six-month period ended April 30, 2020. The Fund’s primary investment objective is to seek capital appreciation with secondary objective of high current income.

Total Investment Return

For the six-month period ended April 30, 2020, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-24.2%
Market Price*	-28.7%
FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends)[1,2]	-23.2%
FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends)[1]	-22.8%

*                   assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 5).

NAV, Market Price and Discount

The below table represents comparison from current six-month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
4/30/2020	$5.28	$4.40	16.7%
10/31/2019	$7.28	$6.46	11.3%

During the six-month period ended April 30, 2020, the Fund’s NAV was within a range of $4.12 to $7.67 and the Fund’s market price traded within a range of $3.20 to $6.99. During the six-month period ended April 30, 2020, the Fund’s shares traded within a range of a discount of 7.53% to 27.11%.

Changes to Investment Objective and Fundamental Investment Restriction

On May 27, 2020, shareholders of the Fund approved a new investment objective to seek high current income and capital appreciation. In addition, the shareholders of the Fund approved a change to the Fund’s fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act, which is 33 1/3% of the value of the Fund’s total assets (instead of 10% of its total assets).

Changes to Principal Investment Strategies Approved by the Board

The Board also approved the “Dynamic Dividend Strategy” be eliminated from the Fund’s principal investment strategies which went effective on February 7, 2020. The “Dynamic Dividend Strategy” involved the Fund selling a stock on, or shortly after, the stock’s ex-dividend date and using the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. The Fund’s portfolio management team employs a top down and bottom up approach to individual securities selection, as well as country allocation, and seeks to identify companies globally that the team believes can provide attractive current income with the potential for capital appreciation through the different phases of the real estate cycle. The portfolio management team’s investment process is designed to identify listed real estate investment opportunities with attractive relative valuations based on net asset value (NAV) and earnings growth, along with dividend growth.

Portfolio Management

The day-to-day management of the Fund is the responsibility of the Global Real Estate team of Aberdeen Standard Investments.3 The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities.

Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2020 totaled $0.51 per share. Based on the share price of $4.40 on April 30, 2020, the distribution rate over the twelve-month period ended April 30, 2020 was 11.56%. Since all distributions are paid after deducting applicable withholding taxes, the effective

1

At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the FTSE EPRA/NAREIT Global Real Estates Index (Gross Dividends) to the FTSE EPRA/NAREIT Global Real Estates Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

2

The FTSE EPRA/NAREIT Global Real Estate Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

3

The asset management business of the Fund’s investment adviser’s parent company, Standard Life Aberdeen plc, and its affiliates, operate under the name and is herein referred to collectively as Aberdeen Standard Investments.

Aberdeen Global Premier Properties Fund	1

Letter to Shareholders (unaudited) (continued)

distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020, respectively, a distribution of U.S. $0.04 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT(previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. During the six-month period ended April 30, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase any shares through the Program.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenawp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at

2	Aberdeen Global Premier Properties Fund

Letter to Shareholders (unaudited) (concluded)

https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/ preferences

Contact Us:

•   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•   Email: Investor.Relations@aberdeenstandard.com; or

•   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Premier Properties Fund	3

Report of the Investment Adviser (unaudited)

Market/economic review

The performance of equity markets over the reporting period was clearly marked by the emergence and spread of the COVID-19 pandemic. Global real estate equities saw modestly positive performance from the beginning of the reporting period to late February 2020, when a sharp correction in share prices was prompted by the emergence and spread of coronavirus (COVID-19) in Europe and the Americas. The listed global property market underperformed the broader global equity universe over this period. This was attributable to the fact that much of the sector, including houses and venues where people congregate, such as malls or hotels, face direct, negative impacts from lockdowns and restrictions on movement. However, listed global real estate markets bottomed in March 2020, along with the broader equity market. This partial recovery has been supported by optimism around lockdowns easing and unprecedented monetary and fiscal policy support, which should mitigate at least part of the economic impact of the pandemic.

Within the listed global real estate market, relative “safe-haven” countries, including Switzerland, Germany and Belgium, outperformed. China and Hong Kong also showed relative resilience, reflecting valuations that were already depressed by ongoing trade disputes and the impact of continuing political protests, respectively. Emerging markets were some of the weakest performers amid currency pressures and concerns about the willingness of populist governments in some countries, such as Mexico and Brazil, to respond decisively to the COVID-19 pandemic. On a sector basis, those most exposed to the impact of lockdowns, such as retail and hospitality, saw meaningful underperformance. By contrast, logistics, residential and communications infrastructure specialists were more resilient, reflecting lower cyclicality and structural growth drivers that were reinforced by the impact of government interventions undertaken to control the spread of the virus.

Fund performance review

Aberdeen Global Premier Properties Fund returned -24.2% on a net asset value (NAV) basis for the six-month period ended April 30, 2020, versus the -23.2% return of its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index (Net Dividends).

The main detractors from the Fund’s relative performance over the reporting period were Switzerland, Singapore and Hong Kong. Switzerland is relatively defensive, but low-growth market, to which the Fund has no exposure, and it held up comparatively well in the market sell-off. Stock selection in Singapore was a drag on Fund performance, as an overweight position in CapitaLand Mall Trust lagged the benchmark FTSE EPRA/NAREIT Global ex US Index,* given investors’ concerns about potential for rent concessions. Elsewhere, an underweight position in Singapore-based Keppel DC REIT weighed on Fund performance for the reporting period, given its relative defensiveness, though this was offset by the positive contribution of the Fund’s holdings in U.S.-based data center REITs. Finally, Hong Kong, as noted earlier, showed greater resilience than the broader global real estate market given the combination of demonstrably stronger control of the virus than most other countries and valuations that were already at depressed levels as a reflection of ongoing political protests.

At a stock and sector level, the principal detractor from performance during the period was the Fund’s exposure to U.S. mortgage REITs, which are not constituents of the benchmark index. These saw meaningful declines in share prices over the period, driven by investors’ fears of liquidity drying up in commercial real estate debt markets and rising risk of defaults by the underlying borrowers. We took advantage of a recovery in share prices in April 2020 to greatly reduce the Fund’s exposure to this sub-sector. Otherwise, the Fund’s underweight position in data center specialist Digital Realty Trust Inc. was a headwind for results, but this impact was offset by the positive contribution of the Fund’s overweight positions in peers, such as communications infrastructure REIT Equinix Inc.

At the country level, Japan, France and South Africa were the largest contributors to the Fund’s relative performance during the period. The outperformance in Japan was driven by stock selection, reflecting the Fund’s bias to logistics and residential REITs that were more resilient than the broader global real estate market. Outperformance in France was driven largely by the Fund’s underweight position in mall REITs, particularly Unibail Rodamco Westfield SE, all of which suffered from evidence of declining capital values and weak balance sheets before the COVID-19 pandemic, factors expected to be exacerbated by the impact of coronavirus. Finally, the Fund benefited from having no exposure to South Africa, which was among the worst-performing markets globally during the period.

At an individual stock level, the Fund’s performance relative to its benchmark was supported by its overweight positions in communications infrastructure REITs Equinix Inc. and American Tower Corp. These were among the few REITs globally to deliver positive

*                   The FTSE EPRA/NAREIT Global ex US Index tracks the performance of listed real estate companies and REITS in both developed and emerging markets outside the U.S.

4              Aberdeen Global Premier Properties Fund

Report of the Investment Adviser (unaudited) (continued)

share-price performance. Both companies benefited from structural growth in digital communications, which is arguably accelerated, rather than hindered, by the greater prevalence of home working as a result of lockdowns and reduced mobility. The Fund’s exposure to lab office specialist Alexandria Real Estate Equities Inc. also contributed positively to Fund performance during the period, given the nature of the crisis, which underlined the importance and resilience of funding the group’s biotech tenants. Elsewhere, holdings in logistics REITs, including Duke Realty Corp., Prologis Inc., and SEGRO PLC, contributed to Fund performance given their relative resilience.

At a special meeting of shareholders held of May 27, 2020, the Fund’s shareholders voted to change the Fund’s fundamental investment objectives and fundamental investment restriction related to borrowing. These changes are intended to highlight the income component of the Fund and to provide the portfolio managers with additional flexibility to pursue an increase in yield over time through the increased use of leverage, but there is no expectation that material changes in the Fund’s portfolio composition will result. The Fund’s current investment objective is to seek high current income and capital appreciation.. Prior to May 27, 2020, the Fund’s primary investment objective was to seek capital appreciation with the secondary objective of high current income. Consistent with the investment objective of the Fund, our investment process focuses on dividend-paying securities in the investment process. Over the six-month period ended April 30, 2020, the Fund issued total distributions of $0.24 per share.

At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s primary benchmark from the FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends) to the FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Outlook

In our view, the future trajectory of the economic foundation that supports direct real estate remains uncertain at the current time, with a range of potential outcomes a possibility. Although investors’ confidence appears to be below historically normal levels, our economic teams’ base case is for a gradual recovery as the year progresses. Consumer-facing direct real estate business has been in the eye of the current storm. Our pessimistic stance toward this part of the market has been cemented further, as we believe that the current lockdowns are likely to accelerate the long-term trends that were already playing out in terms of the manner in which we consume goods and services. The segments of the real estate market that we favor – the industrials, residential and technology-infrastructure sectors – have been resilient on a relative basis and we anticipate that this will continue. In the current and forecast low-yielding environment, despite the COVID-19 disruption, we believe that real estate should continue to be in demand as a result of the higher relative yield offered by the asset class. With the market cycle being elongated and in the context of the heightened geopolitical and economic uncertainty exacerbated by the impact of COVID-19, we remain risk averse and continue to pursue what we believe is “sustainable” income in our target markets. We also maintain a forensic approach to seeking value in our favored markets. To this extent, we maintain the Fund’s focus on companies that, in our view, benefit from strong real estate fundamentals and long-term trends that appear likely to be reinforced in the current environment. In our opinion, rental resilience and balance-sheet strength are likely to remain important drivers of performance, positioning companies to preserve shareholder value, but also giving them the capacity to take advantage of opportunities that emerge. However, we also anticipate that the economic down-cycle should create opportunities to invest in fundamentally sound, high-quality businesses in more cyclical subsectors, and we will look to take advantage of these opportunities to benefit from the economic recovery.

The Fund’s country positioning remains overweight relative to the benchmark to the Americas, where economic growth is supportive of property fundamentals in the U.S. and Canada, as the interest rate outlook is becoming more stable. We have reduced the Fund’s overweight allocation to Continental Europe to reflect bottom-up challenges, such as political risk in the German residential sector that we believe run counter to otherwise attractive property market conditions. The Fund remains underweight to the U.K. given the lingering uncertainty on terms of trade with the rest of the world, as we believe that U.K. REIT valuations for many companies now look stretched. We have moved the Fund to an overweight position in Australia, as we believe that valuations in that market are improving. Elsewhere, the Fund maintains an underweight position in Singapore relative to the benchmark due to our view that valuations of Singaporean REITs are stretched.

Within the emerging markets, the Fund’s holds slightly underweight allocations relative to the benchmark index, while remaining focused on China and Latin America. We expect the Fund’s positioning in China to remain dynamic to take advantage of volatility driven by changes in macroeconomic and political sentiment toward the country.

Aberdeen Global Premier Properties Fund                    5

Report of the Investment Adviser (unaudited) (concluded)

Elsewhere, the Fund’s Latin American exposure is now focused on Mexico, where we believe that high dividend yields are attractive in an environment of near-term monetary policy easing. The Fund has neutral exposure to Brazil, where valuations now appear relatively stretched following strong performance in 2019 and challenges in 2020.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry may include: declines in the value of real estate; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; neighborhood values; changes in interest rates; and changes in economic conditions.

6              Aberdeen Global Premier Properties Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-24.2%	-13.3%	0.8%	1.3%	5.9%
Market Price	-28.7%	-19.4%	-1.4%	0.6%	5.6%
FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends)*	-23.2%	-17.5%	-1.5%	-0.3%	4.7%
FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends)	-22.8%	-16.7%	-0.6%	0.6%	5.5%

Aberdeen Asset Managers Limited and Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Adviser”) assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018, Aberdeen Asset Managers Limited entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2021. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenawp.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2020 was 1.38%. The annualized net operating expense ratio, net of fee waivers based on the six-month period ended April 30, 2020 was 1.33%. The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2020 was 1.19%.

*                   At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the FTSE EPRA/NAREIT Global Real Estates Index (Gross Dividends) to the FTSE EPRA/NAREIT Global Real Estates Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Global Premier Properties Fund	7

Portfolio Composition (unaudited)

The following table summarizes the sub-industries composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. A sector can include more than one industry group. The Fund concentrates its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITS). As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any industry or industry groups, other than the real estate industry and REITs. As of April 30, 2020, the Fund held 97.7% of its net assets in equities, 1.7% in a short-term investment and 0.6% in assets in excess of other liabilities.

Sub- Industries	As a Percentage of Net Assets
Office REITs	14.4%
Residential REITs	13.5%
Industrial REITs	12.9%
Specialized REITs	11.5%
Retail REITs	8.8%
Real Estate Operating Companies	8.2%
Diversified REITs	7.8%
Health Care REITs	6.8%
Real Estate Development	6.8%
Diversified Real Estate Activities	3.9%
Hotel & Resort REITs	2.4%
Mortgage REITs	0.5%
Homebuilding	0.2%
Other Assets in Excess of Liabilities	2.3%
100%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2020:

Countries	As a Percentage of Net Assets
United States	55.8%
Japan	9.6%
Hong Kong	7.0%
Germany	4.9%
China	3.4%
Australia	3.3%
United Kingdom	3.0%
Canada	2.0%
Singapore	1.9%
France	1.6%
Other	7.5%
100.0%

8	Aberdeen Global Premier Properties Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2020:

Name of Security	As a Percentage of Net Assets
Prologis, Inc.	5.5%
Alexandria Real Estate Equities, Inc.	3.2%
Equinix, Inc.	3.0%
Duke Realty Corp.	2.6%
Welltower, Inc.	2.6%
Vonovia SE	2.6%
Link REIT	2.4%
AvalonBay Communities, Inc.	2.4%
MGM Growth Properties LLC	2.4%
Equity LifeStyle Properties, Inc.	2.3%

Aberdeen Global Premier Properties Fund	9

Portfolio of Investments (unaudited)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS—97.7%
COMMON STOCKS—97.7%
AUSTRALIA—3.3%
Diversified REITs—2.7%
Charter Hall Group	623,319	$ 3,080,160
GPT Group (The)	715,000	1,965,014
Lendlease Group(a)	128,440	1,034,506
Mirvac Group	2,084,949	3,029,626
Stockland	1,600,426	2,971,840
		12,081,146
Office REITs—0.6%
Dexus	478,882	2,842,800
Total Australia		14,923,946
AUSTRIA—1.3%
Real Estate Operating Companies—1.3%
CA Immobilien Anlagen AG	187,077	5,939,189
BRAZIL—0.4%
Homebuilding—0.2%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	311,315	910,834
Real Estate Operating Companies—0.2%
Multiplan Empreendimentos Imobiliarios SA	278,893	1,071,383
Total Brazil		1,982,217
CANADA—2.0%
Office REITs—1.4%
Allied Properties Real Estate Investment Trust	193,674	6,200,017
Residential REITs—0.6%
Canadian Apartment Properties REIT	81,419	2,801,803
Total Canada		9,001,820
CHINA—3.4%
Real Estate Development—3.4%
CIFI Holdings Group Co. Ltd.	2,701,122	2,063,488
Logan Property Holdings Co. Ltd.	1,592,032	2,509,655
Longfor Group Holdings Ltd.(b)	708,996	3,604,557
Sunac China Holdings Ltd.	927,000	4,146,704
Times China Holdings Ltd.	1,862,224	3,123,927
Total China		15,448,331
FINLAND—0.7%
Real Estate—0.7%
Kojamo OYJ	168,348	3,027,073
FRANCE—1.6%
Diversified REITs—0.8%
Gecina SA	26,973	3,539,153

10	Aberdeen Global Premier Properties Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
FRANCE (continued)
Retail REITs—0.8%
Klepierre SA	128,412	$ 2,606,879
Unibail-Rodamco-Westfield	20,719	1,226,801
		3,833,680
Total France		7,372,833
GERMANY—4.9%
Office REITs—0.7%
alstria office REIT-AG	202,690	3,038,259
Real Estate Development—1.0%
Instone Real Estate Group AG(a)(b)	234,072	4,740,443
Real Estate Operating Companies—3.2%
TAG Immobilien AG	124,222	2,720,918
Vonovia SE	233,019	11,522,519
		14,243,437
Total Germany		22,022,139
HONG KONG—7.0%
Diversified Real Estate Activities—2.2%
ESR Cayman Ltd.(a)(b)	920,516	2,015,150
Sun Hung Kai Properties Ltd.	576,500	7,882,960
		9,898,110
Real Estate Development—2.4%
China Resources Land Ltd.	1,366,443	5,646,420
Shimao Property Holdings Ltd.	1,216,352	4,944,317
		10,590,737
Retail REITs—2.4%
Link REIT	1,221,100	10,885,179
Total Hong Kong		31,374,026
INDIA—0.3%
Real Estate Development—0.0%
Hirco PLC(a)(c)(d)	1,999,368	–
Real Estate Operating Companies—0.3%
Ascendas India Trust	1,636,500	1,462,787
Total India		1,462,787
JAPAN—9.6%
Diversified Real Estate Activities—1.7%
Mitsubishi Estate Co., Ltd.	297,000	4,804,904
Mitsui Fudosan Co. Ltd.	150,000	2,758,042
		7,562,946
Diversified REITs—1.7%
Canadian Solar Infrastructure Fund, Inc.	7,600	7,490,290

Aberdeen Global Premier Properties Fund	11

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
JAPAN (continued)
Industrial REITs—1.6%
GLP J-REIT	3,883	$ 5,006,134
LaSalle Logiport REIT	1,452	2,032,676
		7,038,810
Office REITs—3.6%
Daiwa Office Investment Corp.	854	4,724,512
Invesco Office J-Reit	26,424	3,503,840
Japan Excellent, Inc.	2,696	2,891,666
Japan Real Estate Investment Corp.	574	3,100,321
Orix JREIT, Inc.	1,844	2,204,484
		16,424,823
Residential REITs—1.0%
Comforia Residential REIT Inc.	971	2,883,077
Japan Rental Housing Investments, Inc.	2,236	1,868,557
		4,751,634
Total Japan		43,268,503
MEXICO—0.7%
Industrial REITs—0.5%
Macquarie Mexico Real Estate Management SA de CV(b)	1,261,095	1,023,485
PLA Administradora Industrial S de RL de CV	1,277,563	1,323,628
		2,347,113
Real Estate Operating Companies—0.2%
Corp Inmobiliaria Vesta SAB de CV	705,409	966,458
Total Mexico		3,313,571
NORWAY—0.7%
Real Estate—0.7%
Entra ASA(b)	234,059	2,946,997
SINGAPORE—1.9%
Industrial REITs—0.6%
Ascendas Real Estate Investment Trust	1,139,600	2,383,223
Retail REITs—1.1%
CapitaLand Mall Trust	3,774,004	5,021,316
Specialized REITs—0.2%
Keppel DC REIT	620,100	1,028,283
Total Singapore		8,432,822
SPAIN—1.2%
Diversified REITs—0.3%
Merlin Properties Socimi SA	140,121	1,300,338
Office REITs—0.9%
Inmobiliaria Colonial Socimi SA	404,421	3,906,276
Total Spain		5,206,614

12	Aberdeen Global Premier Properties Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SWEDEN—1.6%
Real Estate Operating Companies—1.6%
Catena AB	151,278	$ 4,813,619
Fabege AB	208,195	2,466,260
Total Sweden		7,279,879
UNITED KINGDOM—3.0%
Diversified REITs—1.0%
Land Securities Group PLC	515,123	4,295,639
Health Care REITs—0.6%
Assura PLC	3,023,906	2,900,385
Industrial REITs—1.4%
Segro PLC	606,988	6,362,160
Total United Kingdom		13,558,184
UNITED STATES—54.1%
Diversified REITs—1.3%
STORE Capital Corp.(e)	102,345	2,054,064
VEREIT, Inc.(e)	731,150	4,006,702
		6,060,766
Health Care REITs—6.2%
Medical Properties Trust, Inc.	243,852	4,179,623
Omega Healthcare Investors, Inc.(e)	186,144	5,426,098
Sabra Health Care REIT, Inc.(e)	244,991	3,140,785
Ventas, Inc.(e)	102,340	3,310,699
Welltower, Inc.(e)	230,757	11,821,681
		27,878,886
Hotel & Resort REITs—2.4%
MGM Growth Properties LLC	426,811	10,742,833
Industrial REITs—8.8%
Americold Realty Trust	93,295	2,853,894
Duke Realty Corp.(e)	342,012	11,867,816
Prologis, Inc.(e)	277,913	24,798,177
		39,519,887
Mortgage REITs—0.5%
Blackstone Mortgage Trust, Inc., Class A	88,810	2,089,699
Office REITs—7.2%
Alexandria Real Estate Equities, Inc.(e)	91,933	14,441,755
Boston Properties, Inc.	22,918	2,227,171
Highwoods Properties, Inc.	153,924	5,973,791
Hudson Pacific Properties, Inc.(e)	217,361	5,342,733
Vornado Realty Trust	107,975	4,731,465
		32,716,915

Aberdeen Global Premier Properties Fund	13

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Residential REITs—11.9%
American Homes 4 Rent	93,894	$ 2,266,601
AvalonBay Communities, Inc.(e)	66,003	10,755,189
Camden Property Trust(e)	29,073	2,560,459
Equity LifeStyle Properties, Inc.	170,984	10,312,045
Equity Residential	53,796	3,499,968
Essex Property Trust, Inc.	9,476	2,313,092
Invitation Homes, Inc.(e)	410,992	9,719,961
Sun Communities, Inc.	39,029	5,245,497
UDR, Inc.(e)	192,235	7,203,045
		53,875,857
Retail REITs—4.5%
Brixmor Property Group, Inc.(e)	349,822	4,005,462
Realty Income Corp.(e)	127,417	6,997,742
Regency Centers Corp.(e)	48,998	2,151,502
Simon Property Group, Inc.(e)	87,665	5,853,392
SITE Centers Corp.	180,203	1,092,030
		20,100,128
Specialized REITs—11.3%
American Tower Corp.(e)	43,308	10,307,304
Digital Realty Trust, Inc.	63,438	9,483,346
Equinix, Inc., REIT(e)	20,234	13,661,997
Extra Space Storage, Inc.	23,541	2,077,258
Gaming and Leisure Properties, Inc.	150,850	4,260,004
Public Storage	33,689	6,247,625
SBA Communications Corp.	8,650	2,507,808
VICI Properties, Inc.	140,000	2,438,800
		50,984,142
Total United States		243,969,113
Total Common Stocks		440,530,044
SHORT-TERM INVESTMENT—1.7%
UNITED STATES—1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22%(f)	7,593,038	7,593,038
Total Short-Term Investment—1.7% (cost $7,593,038)		7,593,038
Total Investments—99.4% (cost $474,296,350)(g)		448,123,082
Other Assets in Excess of Liabilities—0.6%		2,717,666
Net Assets—100.0%		$450,840,748

14	Aberdeen Global Premier Properties Fund

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2020

(a)         Non-income producing security.

(b)        Denotes a security issued under Regulation S or Rule 144A.

(c)         Delisted security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.

(d)        Illiquid security.

(e)         All or a portion of the security has been designated as collateral for the line of credit.

(f)           Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(g)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC         Public Limited Company

REIT      Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	15

Statement of Assets and Liabilities (unaudited)

As of April 30, 2020

Assets:
Investments, at value (cost $466,703,312)	$440,530,044
Short-term investments, at value (cost $7,593,038)	7,593,038
Foreign currency, at value (cost $2,832,314)	2,892,299
Interest and dividends receivable	917,284
Tax reclaim receivable	229,699
Prepaid expenses	55,398
Total assets	452,217,762

Liabilities
Payable for investments purchased	824,842
Investment management fees payable (Note 3)	341,432
Investor relations fees payable (Note 3)	55,106
Other accrued expenses	155,634
Total liabilities	1,377,014

Net Assets	$450,840,748
Composition of Net Assets:
Paid-in capital in excess of par	$550,114,046
Distributable accumulated loss	(99,273,298)
Net Assets	$450,840,748
Net asset value per share based on 85,407,951 shares issued and outstanding	$5.28

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Global Premier Properties Fund

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2020

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $286,138)	$ 10,710,863
Other income	788
Total Investment Income	10,711,651

Expenses
Investment management fee (Note 3)	2,961,671
Custodian’s fees and expenses	119,945
Investor relations fees and expenses (Note 3)	75,797
Reports to shareholders and proxy solicitation	65,850
Administration fee (Note 3)	39,015
Legal fees and expenses	33,985
Insurance expense	30,958
Independent auditors’ fees and expenses	28,432
Trustee fees and expenses	25,961
Transfer agent’s fees and expenses	11,181
Miscellaneous	84,670
Total expenses before reimbursed/waived expenses	3,477,465
Interest expense (Note 6)	393,894
Total operating expenses before reimbursed/waived expenses	3,871,359
Less: Expenses waived (Note 3)	(126,208)
Net expenses	3,745,151

Net Investment Income	6,966,500

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(23,477,559)
Forward foreign currency exchange contracts	63,520
Foreign currency transactions	(471,286)
(23,885,325)

Net change in unrealized appreciation/(depreciation) on:
Investments	(133,711,510)
Foreign currency translation	41,631
(133,669,879)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(157,555,204)
Net Decrease in Net Assets Resulting from Operations	$(150,588,704)

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	17

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2020 (unaudited)	For the Year Ended October 31, 2019

Increase/(decrease) in Net Assets

Operations:
Net investment income	$ 6,966,500	$ 13,786,213
Net realized loss from investments, forward foreign currency exchange contracts and foreign currency transactions	(23,885,325)	(3,262,935)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	(133,669,879)	135,355,772
Net increase/(decrease) in net assets resulting from operations	(150,588,704)	145,879,050

Distributions to Shareholders From:
Distributable earnings	(20,497,908)	(36,149,207)
Tax return of capital	–	(12,533,325)
Net decrease in net assets from distributions	(20,497,908)	(48,682,532)
Change in net assets resulting from operations	(171,086,612)	97,196,518

Net assets:
Beginning of period	621,927,360	524,730,842
End of period	$450,840,748	$621,927,360

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

18	Aberdeen Global Premier Properties Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2020		For the Fiscal Years Ended October 31,
	(Unaudited)		2019	2018 (a)	2017		2016	2015	(b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$7.28		$6.14	$7.18	$6.38		$7.26	$7.82
Net investment income	0.08	(b)	0.16 (b)	0.08 (b)	0.11		0.17	0.14
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(1.84)		1.55	(0.52)	1.29		(0.45)	(0.11)
Total from investment operations applicable to common shareholders	(1.76)		1.71	(0.44)	1.40		(0.28)	0.03
Distributions to common shareholders from:
Net investment income	(0.24)		(0.42)	(0.22)	(0.60)		(0.36)	(0.53)
Tax return of capital	–		(0.15)	(0.38)	–		(0.24)	(0.07)
Total distributions	(0.24)		(0.57)	(0.60)	(0.60)		(0.60)	(0.60)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	–		–	–	–		–	0.01
Net asset value per common share, end of period	$5.28		$7.28	$6.14	$7.18		$6.38	$7.26
Market price, end of period	$4.40		$6.46	$5.38	$6.48		$5.28	$6.14
Total Investment Return Based on(c):
Market price	(28.68%	)	32.04%	(8.73% )	35.59%		(4.28% )	(2.23%	)
Net asset value	(24.23%	)	30.38%	(5.99% )	24.34%		(2.18% )	1.71%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$450,841		$621,927	$524,731	$613,129		$544,790	$619,724
Net operating expenses	1.33%	(d)	1.37%	1.19%	1.28%		1.33%	1.28%
Net operating expenses, excluding fee waivers	1.38%	(d)	1.42%	1.19%	–	(e)	– (e)	–	(e)
Net operating expenses, excluding interest expense	1.19%	(d)	1.19%	1.17%	1.20%		1.24%	1.22%
Net investment income	2.47%	(d)	2.45%	1.14%	1.56%		2.61%	1.86%
Portfolio turnover	18%	(f)	45%	83%	61%		40%	41%
Line of credit payable outstanding (000 omitted)	$–		$37,522	$16,248	$–		$12,602	$53,158
Asset coverage ratio on line of credit payable at period end	–		1,757%	3,329%	–	(g)	– (g)	–	(g)
Asset coverage per $1,000 on line of credit payable at period end	$–		$17,575	$33,294	$–		$44,230	$12,658

(a)  Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(b)  Net investment income is based on average shares outstanding during the period.

(c)  Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)  Annualized.

(e)  Effective May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Investment Adviser. Prior to this, there was no such agreement in place.

(f)  Not annualized.

(g)  The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	19

Notes to Financial Statements (unaudited)

April 30, 2020

1. Organization

Aberdeen Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and commenced operations on April 26, 2007. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income. On May 27, 2020, shareholders of the Fund approved a new investment objective to seek high current income and capital appreciation. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency

20	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$259,301,227	$181,228,817	$–	$440,530,044
Short-Term Investment	7,593,038	–	–	7,593,038
Total	$266,894,265	$181,228,817	$–	$448,123,082

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign

Aberdeen Global Premier Properties Fund	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the six-month period ended April 30, 2020, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

22	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

Derivatives not accounted for as Location of Gain or (Loss) on or (Loss) on (Depreciation) on hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$63,520	$–
Total		$63,520	$–

Amounts listed as “–” are $0 or round to $0.

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2020.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$1,612,435
Sale Forward Foreign Currency Contracts	–

Amounts listed as “–” are $0 or round to $0.

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund implemented a managed distribution policy to pay a stable monthly distribution out of current income, supplemented by realized short-term capital gains and long-term capital gains, and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. The managed distribution policy is subject to regular review by the Board. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from

GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these

Aberdeen Global Premier Properties Fund	23

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

h. Equity Linked Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of April 30, 2020.

i. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Adviser and Investment Sub-Adviser:

AAML and ASII serve as the Fund’s Investment Adviser and Sub-Adviser, respectively, pursuant to an investment advisory agreement (the

“Advisory Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund. AAML and ASII (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc (“SLA plc”). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Under the Sub-Advisory Agreement, AAML is responsible for the payment of fees to ASII.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2021. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.19% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the six-month period ended April 30, 2020 pursuant to the Expense Limitation Agreement was $126,208.

AAML may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted. As of April 30, 2020, to the extent the Reimbursement Requirements are

24	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

met, the cumulative potential reimbursements to AAML from the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be $126,208, expiring on April 30, 2023.

b. Fund Administrator, Custodian and Fund Accounting Agent:

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund. Effective June 1, 2020, ASII will become the Fund’s Administrator and SSBT will become the Fund’s Sub-Administrator.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2020, the Fund incurred investor relations fees of approximately $75,797. For the six-month period ended April 30, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2020, were $107,048,107 and $168,470,163, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares with no par value. As of April 30, 2020, there were 85,407,951 shares of common stock issued and outstanding

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. The Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, until May 27, 2020, the Fund was permitted to borrow up to 10% of its managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On May 27, 2020, the shareholders of the Fund approved a change to the Fund’s fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act, which is 33 1/3% of the value of the Fund’s total assets (instead of 10% of its total assets). On April 30, 2020, the amount available for investment purposes was $45,084,075. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six-month period ended April 30, 2020, the average borrowing by the Fund was $38,162,917 with an average weighted interest rate on borrowings of 2.47%. During the six-month period ended April 30, 2020, the maximum borrowing by the Fund was $45,046,277. Interest expense related to the line of credit for the six-month period ended April 30, 2020 was $393,894. As of April 30, 2020, there was no outstanding loan to the Fund under this agreement.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2020, the Fund did not repurchase any shares through the Program.

Aberdeen Global Premier Properties Fund	25

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

8. Portfolio Investment Risks

a. Concentration Risk:

The Fund invests a substantial amount of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

b. Emerging Markets Risk:

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

c. Equity Securities Risk:

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

d. Foreign Currency Exposure Risk:

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

e. Foreign Securities Risk:

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

f. Issuer Risk:

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

g. Management Risk:

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

h. Market Risk:

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

i. Mid-Cap Securities Risk:

Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

j. Portfolio Turnover Risk:

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

k. Qualified Dividend Tax Risk:

Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

l. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

m. REIT and Real Estate Risk:

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks

26	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

n. Small-Cap Securities Risk:

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

o. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$490,737,092	$38,480,136	$(81,094,146)	$(42,614,010)

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$36,149,207	$18,861,862
Net long-term capital gains	–	–
Tax return of capital	12,533,325	32,382,909
Total tax character of distributions	$48,682,532	$51,244,771

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Premier Properties Fund	27

Notes to Financial Statements (unaudited) (concluded)

April 30, 2020

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(19,015,308	)*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	90,828,622	**
Total accumulated earnings/(deficit) – net	$71,813,314

Amounts listed as “–” are $0 or round to $0.

*                   On October 31, 2019, the Fund had a net capital loss carryforward of $(19,015,308) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$8,828,696	Unlimited (Short-Term)
10,186,612	Unlimited (Long-Term)

**              The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles and passive foreign investment company gain/(loss).

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020, except as provided below.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020 a distribution of $0.04 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

Effective June 1, 2020 Aberdeen Standard Investments Inc. (“ASII”) serves as the Fund’s Administrator. ASII is a wholly-owned indirect subsidiary of Standard Life Aberdeen plc (“SLA plc”) and will receive

0.08% as compensation for services. ASII has also entered into an agreement with State Street as sub-administrator to the Fund.

On May 27, 2020, the shareholders of the Fund approved a change to the Fund’s fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act, which is 33 1/3% of the value of the Fund’s total assets (instead of 10% of its total assets).

On May 27, 2020, the shareholders of the Fund also approved a new fundamental investment objective “to seek high current income and capital appreciation.” Previously, the Fund’s primary investment objective was capital appreciation and its secondary investment objective was high current income.

28	Aberdeen Global Premier Properties Fund

Dividend Reinvestment and Optional Cash Purchase Plan

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to

Aberdeen Global Premier Properties Fund	29

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

30	Aberdeen Global Premier Properties Fund

Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The Financial Statements as of April 30, 2020, included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Premier Properties Fund are traded on the NYSE under the symbol “AWP”. Information about the Fund’s net asset value and market price is available at www.aberdeenawp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Premier Properties Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AWP SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b). The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Global Real Estate team. The Global Real Estate team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Registrant.

Effective  June 26, 2020, Bill Pekowitz replaced Jon Stewart as part of the team having the most significant responsibility for the day-to-day management of the Registrants’ portfolio which also includes Svitlana Gubriy.

(1)

Individual & Position	Services Rendered	Past Business Experience
Bill Pekowitz	Responsible for Global Real Estate portfolio management

Previously with Standard Life plc, Mr. Pekowitz joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Mr. Pekowitz is responsible for providing research and analysis of North American real estate markets. Specifically, Mr. Pekowitz has coverage of the Office, Industrial, Storage, Healthcare, Manufactured Homes and Triple Net sectors in the US and the Canadian markets. Mr. Pekowitz has worked in the financial services industry for twenty years, joining Aberdeen Standard Investments in 2012 from Cornerstone Real Estate Advisors, where he was a buy-side analyst covering listed real estate companies in the US and Canada. Prior to this, Mr. Pekowitz was a sell-side analyst at Prudential Equity Group, covering the residential and healthcare REIT sectors. Bill graduated from Wake Forest University with a BS in Business and Economics.

(2)  The information in the table below is as of April 30, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Bill Pekowitz	Registered Investment Companies	$0	$0	0	0
	Pooled Investment Vehicles	$0	$0	0	0
	Other Accounts	$0	$0	0	0

Total assets are as of April 30, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.25.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. In addition, portfolio manager personal trading is monitored to avoid any potential conflicts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.

ASI’s policies generally prohibit portfolio managers from trading in conflict with themselves — specifically, across same strategy accounts that they manage. Generally, portfolio managers are prohibited from taking an “inconsistent position”, or from holding the same security long in some accounts and short in others, unless they are materially underweight in a long only account that must hold that security at some level for benchmark tracking purposes (as this would not appear to represent a conflict of interest). Portfolio managers may, however make different investment decisions for the same security or credit for different strategies they manage, as appropriate.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will utilize a third party service provider to deliver model portfolio recommendations and model changes to the firms that hire ASI or an affiliate to provide either an investment model for or direct investment management of a group of its clients’ accounts that will all be managed together to a single strategy but which allow for limited customization (e.g. single stock elimination, tax harvesting, etc.) if so requested by the client that owns the particular account  (the “Sponsor”). The Advisers seek to treat clients fairly and equitably over time by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when traded randomized full rotation schedule. All accounts will be included in the rotation schedule, including separately managed account (“SMAs”) and Model Only Sponsors.

The Model Only Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and for implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, as well as for executing trades and seeking best execution for such clients.

As it relates to SMAs, ASI will be responsible for suitability, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMAs, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with ASI’s obligation to obtain best execution. The Sponsor does not restrict ASI’s ability to trade away, as ASI has a fiduciary duty to the client, and is therefore responsible for best execution. When placing trades through Sponsor firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and we are not yet set up for trading away, we may exclude the security from the model.

Trading costs are not covered by the program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution, ASI takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While unified managed accounts (“UMAs”) are invested in the same strategies as and may perform similarly to SMAs, there are expected to be performance differences between them. There will be performance differences between UMAs and other types of accounts because ASI does not have discretion over trading and there may be client specific restrictions for SMAs.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry. ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Employee Engagement

At ASI, we recognize the need to retain key personnel and pride ourselves on low turnover - in 2018 ASI overall voluntary was 13% and 2019 overall turnover was 8.08%.  We believe that this has been achieved for a number of reasons, both qualitatively (firm culture and structure) as well as quantitatively (competitive rewards package). The culture aids in the retention of key professionals because it promotes a true “team approach”, combined with a shared purpose, strategic drivers and behaviors aligned across the entire firm.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (“KPI”) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated. Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In regards to the equity-specific remuneration, a simple performance measurement framework has been implemented to help drive consistency and transparency across the equity division and also clearly link individual’s performance and contribution to the success of their relevant strategies, desk and key stakeholders.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2020
Bill Pekowitz	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Premier Properties Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Dynamic Dividend Fund

Date: July 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Premier Properties Fund

Date: July 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Premier Properties Fund

Date: July 9, 2020